UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 10, 2013

Marriott Vacations Worldwide Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35219	45-2598330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6649 Westwood Blvd., Orlando, FL	32821
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 206-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

Marriott Vacations Worldwide Corporation (“Marriott Vacations Worldwide” or the “Company”) today issued a press release reporting financial results for the quarter ended September 6, 2013.

A copy of Marriott Vacations Worldwide’s press release is attached as Exhibit 99.1 and is incorporated by reference.

Item 8.01. Other Events

On October 8, 2013, the Board of Directors of Marriott Vacations Worldwide authorized a share repurchase program under which the Company may purchase up to 3,500,000 shares of its common stock prior to March 28, 2015. The specific timing, amount and other terms of the repurchases will depend on market conditions, corporate and regulatory requirements and other factors. In connection with the repurchase program, the Company may adopt one or more plans pursuant to the provisions of Rule 10b5-1 under the Securities and Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits

(d)   Exhibits.

Exhibit 99.1	Press release dated October 10, 2013, reporting financial results for the quarter ended September 6, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(Registrant)

Date: October 10, 2013	By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 10, 2013, reporting financial results for the quarter ended September 6, 2013.